Plains Exploration & Production Company PXP PXP Lehman Brothers 2006 CEO Energy / Power Conference September 2006 Exhibit 99.1

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the closing of the announced asset sale, exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@plainsxp.com
Web Site: www.plainsxp.com
Forward Looking Statements
The information in this handout is intended solely for your personal use. It is not for reproduction or distribution to others without PXP’s consent.
Corporate Information

PXP
2006 Value Drivers Delivered
Cash margin per BOE growth: 100% YOY
Oil & gas property sale: $865 million
$19 per proved BOE
Share repurchase: $100 million
2.5 million shares as of 7/31/06
Exploration success: 2 significant
discoveries

4 PXP Cash Margin per BOE 2005 6 Months Ended June 2006 6 Months Ended June $18/BOE $36/BOE 100% 100%

5 PXP Proved Reserve Value 2005 year-end proved reserves 401 MMBOE Proved Reserves 17 yr R/P

6 Proved Reserve Value 2005 year-end proved reserves 356 MMBOE Proved + Development + Growth Oil & Gas Property Sale $19 / proved BOE $865 million 45 PXP 356 MMBOE Proved 17 yr R/P

PXP
Delivering Future Value
Develop legacy oil
fields
Growth
–
Exploration
–
California land value
–
Acquisitions
Simplify reporting
Strengthen balance
sheet
Share repurchase
with free cash flow
Financially
Operationally

PXP
Operating Strategy to Increase Value
Exploration
California land value
Acquisitions
Meaningful
value growth
per share
GROWTH
Today                                                       Future
Legacy oil fields
Substantial
cash flow per
share
DEVELOP

9 PXP Capital Spending 2006 Estimated $526 Million 65% 35% Development Exploration 75% 25% 2007 Proposed $400 Million

10 PXP 2007 Proposed Capital Spending 25% Offshore 25% Exploration Development Exploration $400 Million 50% Onshore

PXP
Development - Onshore California
San Joaquin Valley/Arroyo Grande
2,000+ estimated future
well locations
24,400 net BOEPD
sales volumes (2Q’06)
215 MMBOE proved
reserves
120+ MMBOE additional
resource potential
Star Fee, San Joaquin Valley
2005 year-end proved reserves

PXP
Development - Onshore California
Los Angeles Basin
500 estimated future
well locations
15,900 net BOEPD
sales volumes
(2Q’06)
145 MMBOE proved
reserves
80+ MMBOE additional
resource potential
Inglewood Field, Los Angeles Basin
2005 year-end proved reserves

PXP
Development – Onshore California
360 MMBOE
proved reserves
23 yr R/P
200+ MMBOE
resource potential
2,500+ future well
locations
Los Angeles
Basin
Los Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
2005 year-end proved reserves

14 PXP Exploration Eagle Prospect Wyoming Eagle Prospect Wyoming Deepwater Gulf of Mexico Deepwater Gulf of Mexico T-Ridge Offshore California T-Ridge Offshore California

PXP
Pt. Pedernales Unit
T- Ridge
Prospect Area
T- Ridge
Prospect Area
Pt. Arguello Unit
Pt. Arguello Unit
Rocky Point
Unit
Rocky Point
Unit
Exploration / Development
Offshore California
260 million BOE
produced  to-date
13,500 net BOEPD
sales volumes
(2Q’06)
Pt. Pedernales in-
fill drilling program
Permits required for development
T-Ridge lease permit filed
150+ net MMBOE potential
California

PXP
Houston
New Orleans
Norman
Friesian
Caesar
Big Foot
Drilling
Drilling
Appraisal
Appraisal
Status
Chevron 12.5% Big Foot
Operator WI 2006 Discoveries
Anadarko 17.5% Caesar
Shell 20% Friesian
Anadarko 15% Norman
2006 Prospects
2006 Discoveries 2006 Prospects Drilling
2007 Inventory: 14 prospects covering 50+ blocks
Exploration
Deepwater Gulf of Mexico

PXP
Exploration – Eagle Opportunity
Green River Basin, Wyoming
Large Basin Centered
Type Rockies gas
prospect
–
PXP 50,000 net acres
–
PXP operator
–
75% working interest
Green River Basin,
Jonah analog
Pressure chimney, gas
tested by 1970 well but
no pipeline/gas market
existed at that time
150+ net MMBOE
potential
Eagle Prospect
Pinedale Field
Jonah
Field

California
Development
Current Resource Pipeline Net to PXP
Proved
Potential Resources
356
200+
150+
150+
150+
650+
Proved
Resources
(12/31/05)
DW GOM T-Ridge* Eagle*
Proved &
Potential
Resources
Exploration
356
*
Permit process underway
1 Billion+
45 sold
MMBOE

PXP
California Land Value
Lompoc
Santa Barbara
County
Lompoc
Santa Barbara
County
Montebello
Los Angeles
County
Montebello
Los Angeles
County
Arroyo Grande
San Luis Obispo
County
Arroyo Grande
San Luis Obispo
County
PXP
PXP

Current Asset Value
2005 year-end proved reserves
356 MMBOE
Proved
200+ MMBOE
Development
onshore
450+ MMBOE
Exploration
California land
value
Oil & Gas
Property Sale
$19 / proved
BOE
$865 million
356 MMBOE Proved
17 yr R/P
45
PXP

Plains Exploration & Production Company PXP PXP Lehman Brothers 2006 CEO Energy / Power Conference September 2006

PXP
GAAP to Non-GAAP Reconciliation
The following table reconciles gross margin before DD&A (GAAP) to cash margin (Non-
GAAP) for the six months ended June 30, 2006 and 2005. Cash margin is calculated by adjusting gross margin before DD&A  to exclude hedging expense included in oil and gas revenues and to deduct cash derivative settlements. Management believes this presentation may be helpful to investors as it represents the cash generated by our oil and gas production that is available for, among other things, capital expenditures and debt service. PXP management uses this information to analyze operating trends and for comparative purposes within the industry. This measure is not intended to replace the
GAAP statistic but to provide additional information that may be helpful in evaluating the
Company's operational trends and performance.
2006 2005
Cash Margin per BOE (1)
Oil and gas revenues 47.70 $    33.48 $
Costs and expenses
Lease operating expenses (7.85) (5.71)
Steam gas costs
(2.31) (2.73)
Electricity (1.70) (1.22)
Production and ad valorem taxes
(1.16) (1.10)
Gathering and transportation (0.33) (0.49)
Gross margin before DD&A (GAAP)
34.35 22.23
Hedging expense included in oil
and gas revenues
6.60 7.36
Cash derivative settlements
Oil & gas production (4.01) (11.82)
Natural gas purchases
(0.51) -
Cash margin (Non-GAAP)
36.43 $    17.77 $
June 30,
Six Months Ended
(1) In 2005 gas revenues included amounts attributable to buy-sell contracts related to our thermal recovery operations in California and associated costs were included in steam gas costs. As a result of our adoption of EITF 04-13 effective January 1, 2006, in
2006 certain costs associated with such contracts are reflected as a reduction in gas revenues and the associated volumes are not included in sales volumes. Amounts per
BOE reflected in the foregoing table are based on production volumes for 2005 and sales volumes for 2006.